                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  ----------


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)
                              SEPTEMBER 17, 2001


                          MUTUAL RISK MANAGEMENT LTD
              (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

 STATE OR OTHER                    COMMISSION                      IRS EMPLOYER
  JURISDICTION                     FILE NUMBER:                   IDENTIFICATION
OF INCORPORATION:                                                      NUMBER:

     BERMUDA                         1-10760                      NOT APPLICABLE


                               44 CHURCH STREET
                             HAMILTON HM12 BERMUDA
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                        REGISTRANT'S TELEPHONE NUMBER,
                     INCLUDING AREA CODE - (441) 295-5688

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

1. On September 17, 2001, Mutual Risk Management Ltd ("MRM") issued an announcement related to the September 11, 2001 terrorist attack in New York, New York and its anticipated impact on MRM's third quarter 2001 results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b) Exhibits.

            99.1 Press Release dated September 17, 2001, related to the September 11, 2001 terrorist attack in New York, New York and its anticipated impact on MRM's third quarter 2001 results.

                                             SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2001             MUTUAL RISK MANAGEMENT LTD.



                                      By:
                                         --------------------------------------
                                         Andrew Cook
                                         Chief Financial Officer


                                 EXHIBIT INDEX



EXHIBIT
  NO.       DESCRIPTION
-------     -----------

99.1 Press Release dated September 17, 2001, related to the September 11, 2001 terrorist attack in New York, New York and its anticipated impact on MRM's third quarter 2001 results.